EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent  to the  incorporation  by  reference  in the following  Registration
Statements:

(1) Registration Statement (Form S-3 No. 333-88478) of Pioneer Natural Resources Company and Pioneer Natural Resources USA, Inc. and in the related Prospectus,
(2) Registration Statement (Form S-3 No. 333-44439) of Pioneer Natural Resources Company and in the related Prospectus,
(3) Registration Statement (Form S-3 No. 333-42315) of Pioneer Natural Resources Company and Pioneer Natural Resources USA, Inc. and in the related Prospectus,
(4) Registration Statement (Form S-3 No. 333-39381) of Pioneer Natural Resources Company and in the related Prospectus,
(5) Registration Statement (Form S-3 No. 333-84442) of Evergreen Resources, Inc. and in the related Prospectus,
(6) Registration Statement (Form S-8 No. 333-119355 pertaining to the 2000 Stock Incentive Plan of Evergreen Resources, Inc., the Carbon Energy Corporation 1999 Stock Option Plan, and the Evergreen Resources, Inc. Initial Stock Option Plan,
(7) Registration Statement (Form S-8 No. 333-88438) pertaining to the Pioneer Natural Resources Company Long-Term Incentive Plan,
(8) Registration Statement (Form S-8 No. 333-39153) pertaining to the Pioneer Natural Resources Company Deferred Compensation Retirement Plan,
(9) Registration Statement (Form S-8 No. 333-39249) pertaining to the Pioneer Natural Resources USA, Inc. Profit Sharing 401(k) Plan,
(10) Registration Statement (Form S-8 No. 333-35085) pertaining to the 1996 Incentive Plan of Mesa, Inc.,
(11) Registration Statement (Form S-8 No. 333-35087) pertaining to the Pioneer Natural Resources Company Long-Term Incentive Plan,
(12) Registration Statement (Form S-8 No. 033-44851-99) pertaining to the 1991 Stock Option Plan of Mesa Inc.,
(13) Registration Statement (Form S-8 No. 333-35165) pertaining to the Pioneer Natural Resources Company Employee Stock Purchase Plan, and
(14) Registration Statement (Form S-8 No. 333-35175) pertaining to the Pioneer Natural Resources Company Stock Options and the Parker & Parsley Petroleum Company Long-Term Incentive Plan;

of our reports dated February 17, 2005, with respect to the consolidated financial statements of Pioneer Natural Resources Company, Pioneer Natural
Resources Company management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Pioneer Natural Resources Company, included in this Annual Report (Form 10-K) for the year ended December 31, 2004.


                                                               Ernst & Young LLP


Dallas, Texas
February 17, 2005

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